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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported) : October 1, 2001

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES CZN-1)
             (Exact name of registrant as specified in its charter)


          DELAWARE                333-64767-09                 13-3891329
      (State or other             (Commission              (I. R. S. Employer
       jurisdiction of             File Number)             Identification No.)
       incorporation)

      WORLD FINANCIAL CENTER,                                     10281
       NEW YORK,  NEW YORK                                      (Zip Code)
     (Address of principal
      executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable
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ITEM 5.           OTHER EVENTS

         99.1 Distribution to holders of the Preferred Plus Trust Series CZN-1 on October 1, 2001.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Trustee's report in respect of the October 1, 2001 distribution to holders of the Preferred Plus Trust Series CZN-1

ITEM 8.           CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not Applicable

                                              SIGNATURES

                           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             MERRILL LYNCH DEPOSITOR, INC.

                    Date:  11/09/01            By:      /s/ Barry N. Finkelstein
                                                  ------------------------------
                                               Name:    Barry N. Finkelstein
                                               Title:   President
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                                  EXHIBIT INDEX

                  99.1 Trustee's report in respect of the October 1, 2001 distribution to holders of the Preferred Plus Trust Series CZN-1